UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 1, 2009

CHINA NUTRIFRUIT GROUP LIMITED
(Exact name of registrant as specified in its charter)

Nevada	002-93231-NY	87-0395695
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

No. 2 Wenhua Street
Dongfeng New Village
Daqing, Heilongjiang 163311, China
(Address of principal executive offices, including zip code)

(86) 459-4609488
(Registrant’s telephone number, including area code) N/A

(Former Name or Former Address, if Changes since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

ITEM 7.01.         REGULATION FD DISCLOSURE.

In anticipation of the publication on Standard and Poor’s Corporation Records in early June, 2009 by China Nutrifruit Group Limited (the "Company"), the Company is filing this current report on Form 8-K to disclose its unaudited pro forma consolidated financial statements as of March 31, 2008. The unaudited pro forma financial statements give the pro forma effect to the acquisition of Daqing Longheda Food Company Limited ("Longheda"). The Company’s subsidiary Solar Sun Holding Limited owned 75% of Longheda’s equity interest as of March 31, 2008. Longheda became our wholly-owned subsidiary on August 14, 2008 and conducts all our business operations. The Company believes that pro forma financial results provide investors with consistent and comparable information to aid in the understanding of the Company’s ongoing business. The Company’s unaudited pro forma financial statements are attached hereto as Exhibit 99.1.

The information contained in this current report on Form 8-K is furnished pursuant to Item 2.02 of Form 8-K "Results of Operations and Financial Condition". This information and the exhibits hereto are being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended. The information contained in this report shall not be incorporated by reference into any filing of the Company with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(b)         Pro Forma Financial Information

The following pro forma financial information of the Company is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference:

1.

Unaudited Pro Forma Consolidated Balance Sheets as of March 31, 2008

2.

Unaudited Pro Forma Consolidated Statement of Income for the Year Ended March 31, 2008

3.

Unaudited Pro Forma Consolidated Statements of Shareholders’ Equity for the Year Ended March 31, 2008

4.

Unaudited Pro Forma Consolidated Statement of Cash Flows for the Year Ended March 31, 2008

5.

Notes to Unaudited Pro Forma Consolidated Financial Statements

(d)         Exhibits.

99.1	Unaudited Pro Forma Consolidated Financial Statements of China Nutrifruit Group Limited for the fiscal year ended March 31, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, in the City of Daqing, China on June 1, 2009.

CHINA NUTRIFRUIT GROUP LIMITED

By:	/s/ Jinglin Shi
Jingling Shi
Chief Executive Officer

EXHIBIT INDEX

99.1	Unaudited Pro Forma Consolidated Financial Statements of China Nutrifruit Group Limited for the fiscal year ended March 31, 2008.